SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2003

Wallace Computer Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-06528	36-2515832

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2275 Cabot Drive, Lisle, Illinois	60532-3630

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 588-5000

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
Press Release

Item 5. Other Events.

     On January 16, 2003, Moore Corporation Limited (“Parent”) and M-W Acquisition, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wallace Computer Services, Inc. (the “Company”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) and, under circumstances specified in the Merger Agreement, immediately thereafter the surviving corporation will be merged into another wholly owned subsidiary of Moore. In the Merger, each share of common stock, par value $1.00 per share, of the Company will be converted into either, at the stockholder’s election and subject to proration, (A) a number of common shares of Parent (“Parent Common Stock”) equal to (i) 1.05 plus (ii) the quotient of (x) 14.40 divided by (y) the average of the daily high and low sales price per share of Parent Common Stock on the last trading day immediately preceding the closing date or (B) an amount in cash, without interest, equal to (i) $14.40 plus (ii) the product of (x) 1.05 multiplied by (y) the average of the daily high and low sales price per share of Parent Common Stock on the last trading day immediately preceding the closing date.

     Consummation of the Merger is subject to various conditions, including (i) approval by the stockholders of the Company, (ii) Parent entering into definitive financing agreements and receipt of funds thereunder, (iii) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) registration of shares of Parent Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the “Securities Act”) and (v) satisfaction of certain other conditions.

     The Merger Agreement and the transactions contemplated thereby will be submitted for the adoption and approval at a meeting of the stockholders of the Company. Prior to such meeting, Parent will file a registration statement with the Securities and Exchange Commission registering under the Securities Act the Parent Common Stock to be issued in the Merger. Such shares of Parent Common Stock will be offered to the Company’s stockholders pursuant to a prospectus that will be included with the proxy statement for the Company’s stockholders meeting.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated by reference.

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Item 7. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

Exhibit No.:	Description:

2.1	Agreement and Plan of Merger, dated as of January 16, 2003, among Moore Corporation Limited, M-W Acquisition, Inc. and Wallace Computer Services, Inc.

99.1	Press Release

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALLACE COMPUTER SERVICES, INC.
Date:	January 16, 2003
		By:	/s/ James D. Benak

		Name:	James D. Benak
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No:	Description:

2.1	Agreement and Plan of Merger, dated as of January 16, 2003, among Moore Corporation Limited, M-W Acquisition, Inc. and Wallace Computer Services, Inc.

99.1	Press Release